UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21601

PIMCO Income Strategy Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

January 31, 2015

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former chief investment officer (CIO) and co-founder, resigned from the firm. PIMCO’s managing directors then elected Daniel Ivascyn to serve as group chief investment officer (Group CIO). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO announced that Marc Seidner returned to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and the head of Portfolio Management in its New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibilities for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew oversees portfolio management and trade floor activities in Europe and Asia-Pacific, while Mihir oversees portfolio management and trade floor activities in the U.S.

Douglas Hodge, PIMCO’s chief executive officer, and Jay Jacobs, PIMCO’s president, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting PIMCO’s belief that the best approach for its clients and the firm is an investment leadership team of seasoned, highly-skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years of service at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, and now employs over 2,400 professionals across 13 offices, including more than 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

For the six-month reporting period ended January 31, 2015

The U.S. economy expanded at a solid pace during the reporting period. Looking back, gross domestic product (GDP), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 4.6% annual pace during the second quarter of 2014. The economy then gathered further momentum, with GDP expanding at a 5.0% annual pace during the third quarter—its strongest growth rate since the third quarter of 2003. According to the Commerce Department’s second estimate released on

2	PIMCO CLOSED-END FUNDS

February 27, 2015, GDP expanded at an annual pace of 2.2% during the fourth quarter of 2014.

The Federal Reserve (the Fed) began tapering its monthly asset purchase program in January 2014. At each of its next seven meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in October 2014, the Fed announced that it had concluded its asset purchases. However, the Fed again indicated that it would not raise interest rates in the near future. Finally, at its meeting in January 2015, the Fed stated, “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy. However, if incoming information indicates faster progress toward the Committee’s employment and inflation objectives than the Committee now expects, then increases in the target range for the federal funds rate are likely to occur sooner than currently anticipated. Conversely, if progress proves slower than expected, then increases in the target range are likely to occur later than currently anticipated.”

Outlook

PIMCO expects global growth to accelerate in 2015, from approximately 2.50% (year over year) in 2014 to 2.75% in 2015. The majority of this improvement, in PIMCO’s view, will come from supply-driven declines in oil prices serving as a fundamental positive for a majority of global economies, as well as consumer spending. Furthermore, PIMCO expects declining oil prices to have a clear impact on global inflation readings. In most developed economies, PIMCO believes headline inflation will likely go into negative readings in the early part of 2015, only to bounce back toward positive core inflation readings as we head into late 2015 and early 2016. Against this backdrop, the firm’s baseline expectation remains for the Fed to raise interest rates sometime between June and September of 2015. This view is widely embedded in market prices and expectations of economic divergence between the U.S. and other major developed market economies in 2015.

In the following pages of this PIMCO Closed-End Funds Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the six-month reporting period ended January 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

SEMIANNUAL REPORT	JANUARY 31, 2015	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President/Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of a Fund’s investment policies and restrictions the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit

SEMIANNUAL REPORT	JANUARY 31, 2015	5

Important Information About the Funds (Cont.)

default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not

6	PIMCO CLOSED-END FUNDS

benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage- related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk of economic sanctions imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

SEMIANNUAL REPORT	JANUARY 31, 2015	7

Important Information About the Funds (Cont.)

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation- indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event- linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Income Strategy Fund	08/29/03
PIMCO Income Strategy Fund II	10/29/04

8	PIMCO CLOSED-END FUNDS

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/investments. Updated portfolio holdings information about a Fund will be available at www.pimco.com/investments approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	JANUARY 31, 2015	9

PIMCO Income Strategy Fund	Symbol on NYSE - PFL

Allocation Breakdown†

Corporate Bonds & Notes	43.4%
Mortgage-Backed Securities	16.9%
U.S. Government Agencies	12.0%
Short-Term Instruments	9.5%
Asset-Backed Securities	7.2%
Municipal Bonds & Notes	5.7%
Other	5.3%

†	% of Investments, at value as of 01/31/15

Fund Information (as of January 31, 2015)(1)

Market Price	$11.75
NAV	$11.28
Premium/Discount	4.17%
Market Price Distribution Yield (2)	9.19%
NAV Distribution Yield (2)	9.57%
Regulatory Leverage Ratio (3)	27.18%

Average Annual Total Return for the period ended January 31, 2015
	6 Month*		1 Year	5 Year	10 Year	Commencement of Operations (08/29/2003)
Market Price	4.95%		12.89%	10.26%	5.49%	6.05%
NAV	-1.70%	(4)	5.50%	12.80%	6.16%	6.24%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution rate per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

(4)

Included in the total investment return at net asset value is the impact of the repurchase by the Fund of a portion of its Auction-Rate Preferred Shares (“ARPS”) which were tendered at 90% of the ARPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.92%. See Note 12 in the Notes to Financial Statements.

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Income Strategy Fund’s primary investment objective is to seek high current income, consistent with the preservation of capital.

»

The fixed income market was volatile at times during the reporting period, as investor sentiment was impacted by conflicting economic data from the U.S. vs. the rest of the world, changing expectations regarding future monetary policies and a number of geopolitical issues. All told, longer-term U.S. Treasury yields declined during the six-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.58% to 1.68%.

»

Exposure to select U.S. dollar-denominated Russian quasi-sovereign and corporate bonds detracted from returns, as Russian debt experienced an indiscriminate selloff due in part to geopolitical tensions with Ukraine, European Union/U.S. sanctions and falling oil prices.

»	Exposure to investment grade-rated energy credits detracted from returns as the sector was negatively impacted by a steep selloff in oil prices.

»	Exposure to high yield corporate bonds also detracted from performance, as the sector sold off during the reporting period, although high coupon income helped offset some of this impact.

»

The Fund’s overall exposure to U.S. interest rate risk contributed to performance as rates declined during the reporting period; however, strategies that generally benefit when long-maturity interest rates rise offset some of these gains.

SEMIANNUAL REPORT	JANUARY 31, 2015	11

PIMCO Income Strategy Fund II	Symbol on NYSE - PFN

Allocation Breakdown†

Corporate Bonds & Notes	40.1%
Mortgage-Backed Securities	23.6%
Short-Term Instruments	8.8%
U.S. Government Agencies	8.3%
Municipal Bonds & Notes	7.7%
Asset-Backed Securities	5.5%
Other	6.0%

†	% of Investments, at value as of 01/31/15

Fund Information (as of January 31, 2015)(1)

Market Price	$10.27
NAV	$10.11
Premium/(Discount) to NAV	1.58%
Market Price Distribution Yield (2)	9.35%
NAV Distribution Yield (2)	9.50%
Regulatory Leverage Ratio (3)	23.33%

Average Annual Total Return for the period ended January 31, 2015
	6 Month*		1 Year	5 Year	10 Year	Commencement of Operations (10/29/2004)
Market Price	3.94%		11.68%	11.56%	4.77%	4.54%
NAV	-1.37%	(4)	6.75%	13.02%	4.95%	4.89%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution rate per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

(4)

Included in the total investment return at net asset value is the impact of the repurchase by the Fund of a portion of its Auction-Rate Preferred Shares (“ARPS”) which were tendered at 90% of the ARPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 1.09%. See Note 12 in the Notes to Financial Statements.

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Income Strategy Fund II’s primary investment objective is to seek high current income, consistent with the preservation of capital.

»

The fixed income market was volatile at times during the reporting period, as investor sentiment was impacted by conflicting economic data from the U.S. vs. the rest of the world, changing expectations regarding future monetary policies and a number of geopolitical issues. All told, longer-term U.S. Treasury yields declined during the six-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.58% to 1.68%.

»

Exposure to select U.S. dollar-denominated Russian quasi-sovereign and corporate bonds detracted from returns, as Russian debt experienced an indiscriminate selloff due in part to geopolitical tensions with Ukraine, European Union/U.S. sanctions and falling oil prices.

»	Exposure to investment grade-rated energy credits detracted from returns as the sector was negatively impacted by a steep selloff in oil prices.

»	Allocations to collateralized mortgage obligations and non-agency MBS were negative for performance.

»	Exposure to high yield corporate bonds also detracted from performance, as the sector sold off during the reporting period, although high coupon income helped offset some of this impact.

»

The Fund’s overall exposure to U.S. interest rate risk contributed to performance as rates declined during the reporting period; however, strategies that generally benefit when long-maturity interest rates rise offset some of these gains.

SEMIANNUAL REPORT	JANUARY 31, 2015	13

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Distributions on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Total Distributions to Common Shareholders
PIMCO Income Strategy Fund
01/31/2015+	$12.15	$0.43	$(0.71)	$(0.28)	$(0.02)	$(0.30)	$(0.68)	$(0.68)
07/31/2014	11.70	0.79	0.78	1.57	(0.04)	1.53	(1.08)	(1.08)
07/31/2013	11.35	0.92	0.87	1.79	(0.04)	1.75	(1.40)	(1.40)
07/31/2012	11.39	1.16	(0.04)	1.12	(0.05)	1.07	(1.11)	(1.11)
07/31/2011	10.62	1.24	0.79	2.03	(0.05)	1.98	(1.21)	(1.21)
07/31/2010	9.07	1.38	2.72	4.10	(0.06)	4.04	(2.06)	(2.06)

PIMCO Income Strategy Fund II
01/31/2015+	$10.88	$0.36	$(0.60)	$(0.24)	$(0.02)	$(0.26)	$(0.63)	$(0.63)
07/31/2014	10.29	0.72	0.87	1.59	(0.04)	1.55	(0.96)	(0.96)
07/31/2013	10.23	0.88	0.68	1.56	(0.04)	1.52	(1.46)	(1.46)
07/31/2012	10.04	1.03	0.03	1.06	(0.04)	1.02	(0.83)	(0.83)
07/31/2011	9.29	1.03	0.73	1.76	(0.04)	1.72	(0.97)	(0.97)
07/31/2010	7.98	1.18	2.20	3.38	(0.05)	3.33	(1.64)	(1.64)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)	See Note 12 in the Notes to Financial Statements.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Dilution to net asset value, resulting from rights offering	Increase resulting from tender and repur chase of Auction- Rate Preferred Shares		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (c)	Net Assets Applicable to Common Share holders End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (d)(e)		Ratio of Expen ses to Average Net Assets Excluding Interest Expense (d)		Ratio of Net Investment Income to Average Net Assets (d)		Preferred Shares Asset Coverage Per Share	Port folio Turn over Rate

$—	$0.11	(b)	$11.28	$11.75	4.95%	$285,082	1.11	%*	1.06	%*	5.86	%*	$163,975	34%
—	—		12.15	11.87	9.95	306,475	1.19		1.18		6.71		122,004	113
—	—		11.70	11.83	5.69	294,017	1.24		1.21		7.59		118,058	63
—	—		11.35	11.52	12.02	283,285	1.85		1.65		10.93		114,654	23
—	—		11.39	12.39	19.67	282,691	1.51		1.41		11.00		114,474	44
(0.43)	—		10.62	11.50	52.70	262,060	1.47		1.43		13.44		107,946	115

$—	$0.12	(b)	$10.11	$10.27	3.94%	$597,453	1.01	%*	0.98	%*	5.52	%*	$186,531	31%
—	—		10.88	10.50	12.39	642,119	1.14		1.14		6.79		124,695	119
—	—		10.29	10.24	6.80	605,843	1.16		1.14		8.20		119,060	71
—	—		10.23	10.96	16.33	597,683	1.48		1.37		10.87		117,792	17
—	—		10.04	10.27	12.53	584,351	1.24		1.21		10.34		115,720	42
(0.38)	—		9.29	10.05	52.97	537,342	1.42		1.37		13.08		108,425	87

SEMIANNUAL REPORT	JANUARY 31, 2015	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II
Assets:
Investments, at value
Investments in securities*	$390,999	$781,782
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,464	5,301
Over the counter	4,021	10,954
Cash	44	1
Deposits with counterparty	2,081	7,464
Foreign currency, at value	3,659	3,346
Receivable for investments sold	364	763
Interest and dividends receivable	4,137	7,420
Other assets	13	21
	407,782	817,052

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$55,132	$89,306
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,806	6,771
Over the counter	4,341	9,708
Payable for investments purchased	4,702	9,799
Deposits from counterparty	1,630	5,800
Distributions payable to common shareholders	2,273	4,722
Dividends payable to preferred shareholders	8	18
Accrued management fees	283	536
Other liabilities	250	489
	71,425	127,149

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 2,051 issued and 3,698 shares issued and outstanding, respectively)	51,275	92,450

Net Assets Applicable to Common Shareholders	$285,082	$597,453

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II
Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$1
Paid in capital	419,214	950,395
(Overdistributed) net investment income	(8,357)	(25,954)
Accumulated undistributed net realized (loss)	(140,229)	(343,955)
Net unrealized appreciation	14,454	16,966
	$285,082	$597,453

Common Shares Issued and Outstanding	25,277	59,075

Net Asset Value Per Common Share	$11.28	$10.11

Cost of Investments in securities	$382,974	$764,626

Cost of Foreign Currency Held	$373	$782

Cost or Premiums of Financial Derivative Instruments, net	$(1,082)	$(2,261)

* Includes repurchase agreements of:	$27,951	$45,758

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JANUARY 31, 2015	17

Statements of Operations

Six Months Ended January 31, 2015 (Unaudited)
(Amounts in thousands†)	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:
Interest	$12,347	$23,471
Dividends	641	1,713
Total Income	12,988	25,184

Expenses:
Management fees	1,659	3,213
Auction agent fees and commissions	77	146
Trustee fees and related expenses	93	100
Interest expense	10	40
Auction rate preferred shares related expenses	182	359
Operating expenses pre-transition (a)
Custodian and accounting agent	18	23
Audit and tax services	12	12
Shareholder communications	7	10
New York Stock Exchange listing	3	6
Transfer agent	2	2
Legal	6	8
Insurance	1	2
Other expenses	0	1
Total Expenses	2,070	3,922

Net Investment Income	10,918	21,262

Net Realized Gain (Loss):
Investments in securities	1,712	7,604
Exchange-traded or centrally cleared financial derivative instruments	(17,183)	(29,478)
Over the counter financial derivative instruments	6,036	22,846
Foreign currency	136	221
Net Realized Gain (Loss)	(9,299)	1,193

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(11,569)	(18,500)
Exchange-traded or centrally cleared financial derivative instruments	643	(13,085)
Over the counter financial derivative instruments	2,117	(4,340)
Foreign currency assets and liabilities	(78)	(203)
Net Change in Unrealized (Depreciation)	(8,887)	(36,128)
Net (Loss)	(18,186)	(34,935)

Net (Decrease) in Net Assets Resulting from Investment Operations	(7,268)	(13,673)

Distributions on Preferred Shares from Net Investment Income	(458)	(896)

Net (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(7,726)	$(14,569)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II
(Amounts in thousands†)	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,918	$19,940	$21,262	$42,061
Net realized gain (loss)	(9,299)	14,120	1,193	35,833
Net change in unrealized appreciation (depreciation)	(8,887)	5,796	(36,128)	15,693
Net increase (decrease) resulting from operations	(7,268)	39,856	(13,673)	93,587
Distributions on Preferred Shares from Net Investment Income	(458)	(1,090)	(896)	(2,217)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(7,726)	38,766	(14,569)	91,370

Distributions to Common Shareholders from Net Investment Income	(17,174)	(27,203)	(37,469)	(56,598)

Preferred Share Transactions:
Net Increase resulting from tender and repurchase of Auction-Rate Preferred Shares***	2,770	0	6,855	0

Common Share Transactions**:
Issued as reinvestment of distributions	737	895	517	1,504
Net increase resulting from common share transactions	3,507	895	7,372	1,504

Total Increase (Decrease) in Net Assets	(21,393)	12,458	(44,666)	36,276

Net Assets Applicable to Common Shareholders:
Beginning of period	306,475	294,017	642,119	605,843
End of period*	$285,082	$306,475	$597,453	$642,119

* Including undistributed net investment income of:	$(8,357)	$(1,643)	$(25,954)	$(8,851)

** Common Share Transactions:
Shares issued as reinvestment of distributions	63	76	51	143

†	A zero balance may reflect actual amounts rounding to less than one thousand.
***	See Note 12 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JANUARY 31, 2015	19

Schedule of Investments PIMCO Income Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.2%

BANK LOAN OBLIGATIONS 0.8%
Clear Channel Communications, Inc.
6.921% due 01/30/2019		$400	$374
Tibco Software, Inc.
6.500% due 12/04/2020		1,804	1,768

Total Bank Loan Obligations (Cost $2,093)			2,142

CORPORATE BONDS & NOTES 59.6%

BANKING & FINANCE 33.0%
AIG Life Holdings, Inc.
8.125% due 03/15/2046		2,000	2,760
American International Group, Inc.
6.250% due 03/15/2087 (g)		7,500	8,651
8.175% due 05/15/2068 (g)		693	953
Army Hawaii Family Housing Trust Certificates
5.524% due 06/15/2050		3,400	4,040
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,500	1,975
Banco Santander S.A.
6.250% due 09/11/2021 (e)		800	898
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	6,300	12,858
BGC Partners, Inc.
5.375% due 12/09/2019		$3,040	2,987
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (e)		300	333
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	200	236
7.500% due 06/23/2026 (e)	GBP	1,600	2,401
7.875% due 01/23/2024 (e)		$1,000	1,037
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,130	1,178
GSPA Monetization Trust
6.422% due 10/09/2029		2,415	2,812
Jefferies Finance LLC
6.875% due 04/15/2022		4,000	3,630
LBG Capital PLC
7.375% due 03/12/2020	EUR	200	241
8.500% due 12/17/2021 (e)		$2,000	2,131
9.125% due 07/15/2020	GBP	1,134	1,751
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$400	573
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	3,600	5,490
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$2,100	1,901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
5.500% due 01/15/2019		$7,900	$8,192
Novo Banco S.A.
2.625% due 05/08/2017	EUR	100	110
4.750% due 01/15/2018		400	462
5.000% due 04/04/2019		101	116
5.000% due 04/23/2019		311	361
5.000% due 05/14/2019		206	239
5.000% due 05/21/2019		115	133
5.000% due 05/23/2019		115	133
5.875% due 11/09/2015		900	1,041
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$3,026	3,139
Rio Oil Finance Trust
6.250% due 07/06/2024 (g)		8,200	7,558
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (e)		1,550	1,860
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,500	1,262
6.299% due 05/15/2017		2,600	2,315
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		3,000	2,496
Towergate Finance PLC
8.500% due 02/15/2018	GBP	600	804
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$1,500	1,010
6.902% due 07/09/2020		5,100	3,862

			93,929

INDUSTRIALS 16.2%
Altice S.A.
6.250% due 02/15/2025 (b)	EUR	1,700	1,921
7.625% due 02/15/2025 (b)		$1,970	1,970
Anadarko Petroleum Corp.
7.000% due 11/15/2027		1,600	1,853
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		1,400	1,148
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		3,800	2,850
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,087	1,206
Forbes Energy Services Ltd.
9.000% due 06/15/2019		612	376
Ford Motor Co.
7.700% due 05/15/2097 (g)		9,030	12,535
Gulfport Energy Corp.
7.750% due 11/01/2020		300	299
Hema Bondco BV
6.250% due 06/15/2019	EUR	100	94
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$960	936

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Perstorp Holding AB
8.750% due 05/15/2017		$1,100	$1,092
9.000% due 05/15/2017	EUR	400	461
Pertamina Persero PT
6.450% due 05/30/2044		$7,600	8,322
Petrobras International Finance Co. S.A.
7.875% due 03/15/2019 (g)		3,200	3,193
Quiksilver, Inc.
7.875% due 08/01/2018 (g)		1,000	910
QVC, Inc.
4.850% due 04/01/2024		200	213
Scientific Games International, Inc.
10.000% due 12/01/2022		2,000	1,845
Sequa Corp.
7.000% due 12/15/2017		1,544	1,378
UAL Pass-Through Trust
10.400% due 05/01/2018		510	565
Westmoreland Coal Co.
8.750% due 01/01/2022		3,026	3,003

			46,170

UTILITIES 10.4%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		1,138	1,243
Dynegy Finance, Inc.
6.750% due 11/01/2019		450	463
7.375% due 11/01/2022		430	445
7.625% due 11/01/2024		55	57
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		3,000	2,154
6.000% due 11/27/2023		7,000	5,285
Illinois Power Generating Co.
6.300% due 04/01/2020		1,420	1,193
7.000% due 04/15/2018		800	720
7.950% due 06/01/2032		200	171
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,954
Red Oak Power LLC
9.200% due 11/30/2029		5,000	5,500
Rosneft Finance S.A.
6.625% due 03/20/2017		1,900	1,786
7.500% due 07/18/2016		2,600	2,545
7.875% due 03/13/2018		200	186

			29,702

Total Corporate Bonds & Notes (Cost $168,917)			169,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 7.8%

CALIFORNIA 1.7%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	$600	$678
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,600	4,128

		4,806

ILLINOIS 2.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	7,495

NEBRASKA 2.7%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,400	7,814

NEW JERSEY 0.1%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	200	161

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	395	302

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,995	1,717

Total Municipal Bonds & Notes (Cost $19,307)		22,295

U.S. GOVERNMENT AGENCIES 16.4%
Fannie Mae
3.500% due 12/25/2032 - 01/25/2043 (a)	1,760	233
4.000% due 11/25/2042 - 01/25/2043 (a)	9,437	1,257
5.197% due 12/25/2042	506	508
5.982% due 11/25/2042 - 02/25/2043 (a)	21,041	4,305
6.432% due 04/25/2041 (a)	6,398	801

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	21

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.764% due 06/25/2043	$4,144	$4,577
11.818% due 06/25/2043 (g)	4,402	5,105
14.492% due 12/25/2040	132	213
Fannie Mae Strips
3.500% due 02/25/2043 (a)	31,654	5,468
Freddie Mac
2.500% due 10/15/2027 - 01/15/2028 (a)(g)	109,290	9,601
9.661% due 11/15/2040	576	612
11.548% due 08/15/2043	1,953	2,106
11.689% due 03/15/2044 (g)	11,450	11,984

Total U.S. Government Agencies (Cost $50,053)		46,770

MORTGAGE-BACKED SECURITIES 23.2%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	92	79
Banc of America Funding Trust
6.000% due 08/25/2036 ^	3,155	3,104
6.000% due 03/25/2037 ^	1,776	1,534
6.000% due 08/25/2037 ^	2,846	2,511
BCAP LLC Trust
5.255% due 03/26/2037	855	292
17.351% due 06/26/2036	217	64
Bear Stearns ALT-A Trust
2.641% due 09/25/2035 ^	652	529
2.952% due 11/25/2036	341	236
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	1,108	1,036
Chase Mortgage Finance Trust
2.426% due 12/25/2035 ^	9	8
6.000% due 02/25/2037 ^	892	777
6.000% due 07/25/2037 ^	569	501
6.250% due 10/25/2036 ^	1,643	1,467
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	109	112
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,233	1,949
6.000% due 08/25/2037 ^	923	723
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	298	278
5.500% due 12/25/2035 ^	3,542	3,112
5.500% due 03/25/2036 ^	135	116
5.652% due 04/25/2036 ^	1,106	863
5.750% due 01/25/2035	349	357
6.000% due 02/25/2035	322	346
6.000% due 08/25/2036 ^	168	152
6.000% due 04/25/2037 ^	1,062	889
6.250% due 11/25/2036 ^	662	628
6.250% due 12/25/2036 ^	1,435	1,202
6.500% due 08/25/2036 ^	420	322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
2.449% due 02/20/2035	$65	$64
5.500% due 10/25/2035 ^	1,199	1,121
5.750% due 03/25/2037 ^	557	510
6.000% due 05/25/2036 ^	1,273	1,183
6.000% due 02/25/2037 ^	457	438
6.000% due 03/25/2037 ^	628	570
6.000% due 04/25/2037 ^	116	110
6.250% due 09/25/2036 ^	664	618
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	363	328
6.750% due 08/25/2036 ^	1,215	965
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^	135	125
6.000% due 02/25/2036	4,499	3,967
HarborView Mortgage Loan Trust
0.888% due 01/19/2035	325	292
2.604% due 07/19/2035	54	49
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	2,019	1,393
JPMorgan Alternative Loan Trust
2.518% due 03/25/2037 ^	1,570	1,234
2.627% due 03/25/2036 ^	1,733	1,389
6.310% due 08/25/2036	1,193	966
JPMorgan Mortgage Trust
2.493% due 01/25/2037 ^	525	469
2.571% due 02/25/2036 ^	518	464
5.000% due 03/25/2037 ^	975	905
5.750% due 01/25/2036 ^	82	77
6.000% due 08/25/2037 ^	232	212
Merrill Lynch Mortgage Investors Trust
2.787% due 03/25/2036 ^	1,508	1,038
New Century Alternative Mortgage Loan Trust
6.173% due 07/25/2036 ^	3,549	2,438
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	955	794
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	965	811
6.000% due 09/25/2036 ^	407	287
6.000% due 03/25/2037 ^	658	477
6.000% due 05/25/2037 ^	1,415	1,259
6.000% due 07/25/2037 ^	993	739
6.250% due 09/25/2037 ^	1,682	1,217
Residential Funding Mortgage Securities, Inc. Trust
3.662% due 08/25/2036 ^	1,763	1,544
6.000% due 09/25/2036 ^	233	214
6.000% due 01/25/2037 ^	587	541
6.000% due 06/25/2037 ^	3,075	2,717
Structured Adjustable Rate Mortgage Loan Trust
2.405% due 11/25/2036 ^	1,584	1,298
4.843% due 03/25/2037 ^	614	454

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.847% due 05/25/2036 ^	$1,774	$1,384
5.025% due 01/25/2036 ^	1,334	1,009
5.337% due 07/25/2036 ^	578	496
Suntrust Adjustable Rate Mortgage Loan Trust
2.569% due 02/25/2037 ^	281	244
2.736% due 04/25/2037 ^	1,791	1,522
Thornburg Mortgage Securities Trust
1.418% due 06/25/2047 ^	51	46
WaMu Mortgage Pass-Through Certificates Trust
2.171% due 12/25/2046	491	459
2.233% due 09/25/2036 ^	210	189
4.434% due 02/25/2037 ^	595	545
6.047% due 10/25/2036 ^	825	700
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2034	772	804
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^	324	307
2.612% due 07/25/2036 ^	1,143	1,108
5.750% due 03/25/2037 ^	373	362
6.000% due 06/25/2037 ^	213	216
6.000% due 07/25/2037 ^	320	317

Total Mortgage-Backed Securities (Cost $60,547)		66,172

ASSET-BACKED SECURITIES 9.8%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036	256	214
Countrywide Asset-Backed Certificates
0.728% due 12/25/2035	3,500	3,266
5.224% due 08/25/2035	3,000	2,837
GSAA Home Equity Trust
5.772% due 11/25/2036 ^	7,753	4,665
6.295% due 06/25/2036 ^	914	553
JPMorgan Mortgage Acquisition Trust
0.490% due 04/25/2036	6,000	4,099
Lehman XS Trust
5.425% due 06/24/2046	3,510	2,740
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	324	330
Mid-State Trust
6.340% due 10/15/2036	703	743
Morgan Stanley ABS Capital, Inc. Trust
0.458% due 01/25/2036	4,300	3,860
1.158% due 06/25/2035	500	452
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	518	397
Securitized Asset-Backed Receivables LLC Trust
0.308% due 05/25/2036	6,790	3,850

Total Asset-Backed Securities (Cost $27,059)		28,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	201,000	$1,282

Total Sovereign Issues (Cost $1,354)			1,282

		SHARES
PREFERRED SECURITIES 6.1%

BANKING & FINANCE 4.5%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		6,000	7,524
GMAC Capital Trust
8.125% due 02/15/2040		207,100	5,447

			12,971

UTILITIES 1.6%
Entergy Texas, Inc.
5.625% due 06/01/2064		171,600	4,539

Total Preferred Securities (Cost $16,623)			17,510

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.0%

REPURCHASE AGREEMENTS (f) 9.8%
			27,951

SHORT-TERM NOTES 0.2%
Fannie Mae
0.086% due 04/22/2015		$300	300
Freddie Mac
0.132% due 05/13/2015		300	300

			600

U.S. TREASURY BILLS 3.0%
0.049% due 03/26/2015 - 05/21/2015 (d)(i)(k)		8,471	8,470

Total Short-Term Instruments (Cost $37,021)			37,021

Total Investments in Securities (Cost $382,974)			390,999

Total Investments 137.2% (Cost $382,974)			$390,999

Financial Derivative Instruments (h)(j) (0.2%) (Cost or Premiums, net $(1,082))			(662)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	23

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

MARKET VALUE (000S)
Preferred Shares, at Liquidation Value (18.0%)	$(51,275)

Other Assets and Liabilities, net (19.0%)	(53,980)

Net Assets Applicable to Common Shareholders 100.0%	$285,082

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.120%	01/30/2015	02/02/2015	$15,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(16,194)	$15,800	$15,800
SAL	0.110%	01/30/2015	02/02/2015	11,100	U.S. Treasury Notes 2.375% due 08/15/2024	(11,355)	11,100	11,100
SSB	0.000%	01/30/2015	02/02/2015	1,051	Fannie Mae 2.260% due 10/17/2022	(1,075)	1,051	1,051

Total Repurchase Agreements						$(28,624)	$27,951	$27,951

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(7.000%)	12/29/2014	12/26/2016	$(892)	$(886)
BPG	0.400%	01/08/2015	02/09/2015	(11,762)	(11,765)
RDR	0.590%	11/05/2014	02/05/2015	(10,919)	(10,935)
	0.590%	11/10/2014	02/03/2015	(12,711)	(12,728)
UBS	0.430%	01/12/2015	02/12/2015	(7,660)	(7,662)
	0.480%	01/12/2015	02/12/2015	(3,150)	(3,151)
	0.480%	01/23/2015	04/23/2015	(8,004)	(8,005)

Total Reverse Repurchase Agreements					$(55,132)

(2)	The average amount of borrowings outstanding during the period ended January 31, 2015 was $33,460 at a weighted average interest rate of 0.490%.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of January 31, 2015:

(g)	Securities with an aggregate market value of $59,978 and cash of $1,032 have been pledged as collateral under the terms of the following master agreements as of January 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(886)	$0	$0	$(886)	$910	$24
BPG	0	(11,765)	0	0	(11,765)	12,534	769
MSC	15,800	0	0	0	15,800	(16,194)	(394)
RDR	0	(23,663)	0	0	(23,663)	27,723	4,060
SAL	11,100	0	0	0	11,100	(11,355)	(255)
SSB	1,051	0	0	0	1,051	(1,075)	(24)
UBS	0	(18,818)	0	0	(18,818)	19,843	1,025

Total Borrowings and Other Financing Transactions	$27,951	$(55,132)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.900%	06/18/2019	$	35,800	$1,054	$905	$119	$0
Pay	3-Month USD-LIBOR	2.000%	06/18/2019		99,400	3,367	2,021	331	0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		20,800	955	529	81	0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		94,600	(31,287)	(24,459)	0	(1,639)
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		107,000	32,653	36,143	1,845	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		68,400	(16,277)	(9,511)	0	(1,167)
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	6,200	122	29	41	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,900	191	94	47	0

						$(9,222)	$5,751	$2,464	$(2,806)

Total Swap Agreements						$(9,222)	$5,751	$2,464	$(2,806)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	25

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2015:

(i)	Securities with an aggregate market value of $6,966 and cash of $2,627 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,464	$2,464	$0	$0	$(2,806)	$(2,806)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2015		BRL	22,084	$		8,525	$ 295	$ 0
	02/2015		GBP	15,994			24,987	896	0
	02/2015	$		8,295		BRL	22,084	0	(65)
	02/2015			1,370		JPY	162,200	12	0
	03/2015		EUR	50	$		57	0	0
	03/2015		JPY	162,200			1,370	0	(12)
	03/2015	$		8,462		BRL	22,084	0	(296)
	04/2015		BRL	958	$		357	6	0
	06/2015		EUR	9			12	2	0
	07/2015		BRL	868			314	4	0
	06/2016		EUR	26			36	6	0
	06/2016	$		1		EUR	1	0	0

BPS	02/2015		BRL	37,333	$		14,387	473	0
	02/2015	$		14,023		BRL	37,333	0	(109)
	03/2015			14,281			37,333	0	(476)
	06/2015		EUR	4	$		5	1	0

BRC	06/2015			5			7	1	0
	06/2016			5			7	1	0

CBK	02/2015			1,430			1,753	137	0
	03/2015		GBP	211			317	0	(1)
	03/2015		JPY	10,119			86	0	0
	06/2015		EUR	5			7	1	0
	06/2015	$		45		EUR	34	0	(6)

DUB	02/2015		AUD	71	$		57	2	0
	02/2015		BRL	2,046			769	6	0
	02/2015		EUR	49			57	1	0
	02/2015	$		774		BRL	2,046	0	(11)
	03/2015		GBP	38	$		58	1	0
	07/2015		BRL	19,884			7,329	229	0
	06/2016		EUR	3			4	1	0

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	04/2015		EUR	4,173	$		5,658	$939	$0
	06/2015			7			10	2	0
	07/2015		BRL	19,774			7,244	183	0

GLM	02/2015			526			202	6	0
	02/2015		EUR	97			115	5	0
	02/2015	$		198		BRL	526	0	(2)
	02/2015			221		EUR	191	0	(6)
	06/2015			9			7	0	(1)
	07/2015		BRL	18,007	$		6,566	136	0

HUS	02/2015			11,955			4,637	182	0
	02/2015	$		4,491		BRL	11,955	0	(35)
	02/2015			1,604		EUR	1,410	0	(10)
	03/2015		EUR	1,410	$		1,604	10	0
	03/2015	$		4,603		BRL	11,955	0	(182)

JPM	02/2015		BRL	71,899	$		27,006	211	0
	02/2015		EUR	25			29	1	0
	02/2015		JPY	162,200			1,387	5	0
	02/2015	$		27,988		BRL	71,899	0	(1,193)
	07/2015		BRL	15,837	$		5,827	171	0

MSB	02/2015			2,046			769	6	0
	02/2015	$		769		BRL	2,046	0	(6)
	02/2015			24,122		GBP	15,994	0	(32)
	03/2015		EUR	53	$		59	0	0
	03/2015	$		763		BRL	2,046	0	(6)
	04/2015		GBP	15,995	$		24,112	32	0
	06/2015		EUR	6			8	1	0
	06/2016			7			10	2	0

NAB	06/2015			5			7	1	0
	06/2016			15			21	3	0

Total Forward Foreign Currency Contracts								$3,971	$(2,449)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at January 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Novo Banco S.A.	5.000%	12/20/2019	3.425%	EUR	200	$(3)	$20	$17	$0
	Petrobras International Finance Co.	1.000%	12/20/2024	5.739%	$	500	(98)	(59)	0	(157)

BRC	Novo Banco S.A.	5.000%	12/20/2019	3.425%	EUR	400	(6)	39	33	0

FBF	Abengoa S.A.	5.000%	12/20/2019	10.314%		1,100	(236)	23	0	(213)

GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.739%	$	700	(139)	(80)	0	(219)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	5.600%		400	(33)	(41)	0	(74)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.739%		800	(166)	(84)	0	(250)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	27

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at January 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Petrobras International Finance Co.	1.000%	12/20/2019	5.600%	$	4,100	$(379)	$(379)	$0	$(758)

							$(1,060)	$(561)	$50	$(1,671)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	6,100	$8	$(16)	$0	$(8)
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		23,000	(22)	(7)	0	(29)
MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021		40,500	36	(87)	0	(51)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		29,500	(44)	(89)	0	(133)

							$(22)	$(199)	$0	$(221)

Total Swap Agreements							$(1,082)	$(760)	$50	$(1,892)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of January 31, 2015:

(k)	Securities with an aggregate market value of $1,504 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$1,221	$0	$0	$1,221	$(373)	$0	$0	$(373)	$848	$(670)	$178
BPS	474	0	17	491	(585)	0	(165)	(750)	(259)	0	(259)
BRC	2	0	33	35	0	0	0	0	35	(10)	25
CBK	138	0	0	138	(7)	0	(29)	(36)	102	0	102
DUB	240	0	0	240	(11)	0	0	(11)	229	0	229
FBF	1,124	0	0	1,124	0	0	(213)	(213)	911	(780)	131

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
GLM	$147	$0	$0	$147	$(9)	$0	$0	$(9)	$138	$0	$138
GST	0	0	0	0	0	0	(219)	(219)	(219)	0	(219)
HUS	192	0	0	192	(227)	0	(324)	(551)	(359)	291	(68)
JPM	388	0	0	388	(1,193)	0	0	(1,193)	(805)	260	(545)
MSB	41	0	0	41	(44)	0	0	(44)	(3)	(10)	(13)
MYC	0	0	0	0	0	0	(809)	(809)	(809)	522	(287)
NAB	4	0	0	4	0	0	0	0	4	0	4
UAG	0	0	0	0	0	0	(133)	(133)	(133)	271	138

Total Over the Counter	$3,971	$0	$50	$4,021	$(2,449)	$0	$(1,892)	$(4,341)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,464	$2,464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,971	$0	$3,971
Swap Agreements	0	50	0	0	0	50

	$0	$50	$0	$3,971	$0	$4,021

	$0	$50	$0	$3,971	$2,464	$6,485

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,806	$2,806

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,449	$0	$2,449
Swap Agreements	0	1,671	0	0	221	1,892

	$0	$1,671	$0	$2,449	$221	$4,341

	$0	$1,671	$0	$2,449	$3,027	$7,147

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	29

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(17,183)	$(17,183)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,660	$0	$2,660
Swap Agreements	0	16	0	0	3,360	3,376

	$0	$16	$0	$2,660	$3,360	$6,036

	$0	$16	$0	$2,660	$(13,823)	$(11,147)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$643	$643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,368	$0	$1,368
Swap Agreements	0	(561)	0	0	1,310	749

	$0	$(561)	$0	$1,368	$1,310	$2,117

	$0	$(561)	$0	$1,368	$1,953	$2,760

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,142	$0	$2,142
Corporate Bonds & Notes
Banking & Finance	0	91,117	2,812	93,929
Industrials	3,891	40,508	1,771	46,170
Utilities	0	28,459	1,243	29,702
Municipal Bonds & Notes
California	0	4,806	0	4,806
Illinois	0	7,495	0	7,495
Nebraska	0	7,814	0	7,814
New Jersey	0	161	0	161
Virginia	0	302	0	302
West Virginia	0	1,717	0	1,717
U.S. Government Agencies	0	46,770	0	46,770
Mortgage-Backed Securities	0	66,172	0	66,172
Asset-Backed Securities	0	28,006	0	28,006
Sovereign Issues	0	1,282	0	1,282
Preferred Securities
Banking & Finance	5,447	7,524	0	12,971
Utilities	4,539	0	0	4,539
Short-Term Instruments
Repurchase Agreements	0	27,951	0	27,951
Short-Term Notes	0	600	0	600
U.S. Treasury Bills	0	8,470	0	8,470

Total Investments	$13,877	$371,296	$5,826	$390,999

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,464	$0	$2,464
Over the counter	0	4,021	0	4,021

	$0	$6,485	$0	$6,485

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,806)	0	(2,806)
Over the counter	0	(4,341)	0	(4,341)

	$0	$(7,147)	$0	$(7,147)

Totals	$13,877	$370,634	$5,826	$390,337

There were assets and liabilities valued at $4,539 transferred from Level 2 to Level 1 during the period ended January 31, 2015. There were no significant assets and liabilities transferred from Level 1 to Level 2 during the period ended January 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2015:

Category and Subcategory	Beginning Balance at 07/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,533	$0	$(26)	$1	$0	$304	$0	$0	$2,812	$305
Industrials	2,043	0	(191)	(13)	(20)	(48)	0	0	1,771	(42)
Utilities	1,269	0	0	(1)	0	(25)	0	0	1,243	(25)
Mortgage-Backed Securities	19,941	(20,173)	0	0	0	232	0	0	0	0

Totals	$25,786	$(20,173)	$(217)	$(13)	$(20)	$463	$0	$0	$5,826	$238

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,812	Benchmark Pricing	Base Price	115.40
Industrials	1,771	Third Party Vendor	Broker Quote	110.56 - 111.00
Utilities	1,243	Third Party Vendor	Broker Quote	109.26

Total	$5,826

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2015 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	31

Schedule of Investments PIMCO Income Strategy Fund II

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.9%

BANK LOAN OBLIGATIONS 0.8%
Clear Channel Communications, Inc.
6.921% due 01/30/2019		$1,300	$1,215
Tibco Software, Inc.
6.500% due 12/04/2020		3,790	3,714

Total Bank Loan Obligations (Cost $4,824)			4,929

CORPORATE BONDS & NOTES 52.5%

BANKING & FINANCE 30.2%
AGFC Capital Trust
6.000% due 01/15/2067		1,800	1,350
Ally Financial, Inc.
4.625% due 06/26/2015 (g)		6,200	6,254
American International Group, Inc.
6.250% due 03/15/2087 (g)		15,900	18,341
8.175% due 05/15/2068		300	412
Army Hawaii Family Housing Trust Certificates
5.524% due 06/15/2050		7,000	8,317
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	3,000	3,949
Banco Santander S.A.
6.250% due 09/11/2021 (e)		2,300	2,582
Barclays Bank PLC
7.625% due 11/21/2022		$2,200	2,458
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	1,500	1,694
8.000% due 12/15/2020 (e)		1,800	2,192
BGC Partners, Inc.
5.375% due 12/09/2019		$6,370	6,259
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (e)		700	776
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	400	472
7.500% due 06/23/2026 (e)	GBP	3,500	5,252
7.875% due 01/23/2024 (e)		$2,300	2,386
GMAC International Finance BV
7.500% due 04/21/2015	EUR	4,200	4,808
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		$2,360	2,460
GSPA Monetization Trust
6.422% due 10/09/2029		5,015	5,840
ILFC E-Capital Trust
6.250% due 12/21/2065		4,300	4,096
Jefferies Finance LLC
6.875% due 04/15/2022		8,250	7,487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
7.375% due 03/12/2020	EUR	500	$603
8.875% due 02/07/2020		8,900	11,281
12.750% due 08/10/2020	GBP	300	470
15.000% due 12/21/2019	EUR	1,100	1,845
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	6,100	9,303
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$4,500	4,072
Navient Corp.
5.500% due 01/15/2019 (g)		16,340	16,945
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	220
4.750% due 01/15/2018		600	693
5.000% due 04/04/2019		311	359
5.000% due 04/23/2019		653	758
5.000% due 05/14/2019		431	500
5.000% due 05/21/2019		241	279
5.000% due 05/23/2019		240	278
5.875% due 11/09/2015		1,800	2,082
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$6,337	6,575
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		3,200	2,692
6.299% due 05/15/2017		5,500	4,896
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		6,100	5,074
Towergate Finance PLC
8.500% due 02/15/2018	GBP	1,400	1,877
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,000	2,021
6.902% due 07/09/2020		11,000	8,329
Wachovia Capital Trust
5.570% due 03/02/2015 (e)(g)		5,000	4,930
Western Group Housing LP
6.750% due 03/15/2057 (g)		5,500	6,978

			180,445

INDUSTRIALS 13.2%
Altice S.A.
6.250% due 02/15/2025 (b)	EUR	3,600	4,068
7.625% due 02/15/2025 (b)		$4,110	4,110
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,400	3,938
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		1,600	1,312
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		2,300	1,725
Forbes Energy Services Ltd.
9.000% due 06/15/2019		1,164	716

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Co.
7.700% due 05/15/2097 (g)		$10,460	$14,519
Gulfport Energy Corp.
7.750% due 11/01/2020		600	599
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,400	1,187
Hema Bondco BV
6.250% due 06/15/2019		200	188
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$1,980	1,931
Perstorp Holding AB
8.750% due 05/15/2017		2,400	2,382
9.000% due 05/15/2017	EUR	700	807
Pertamina Persero PT
6.450% due 05/30/2044 (g)		$16,000	17,520
Petrobras International Finance Co. S.A.
7.875% due 03/15/2019 (g)		6,800	6,785
QVC, Inc.
4.850% due 04/01/2024		500	531
Scientific Games International, Inc.
10.000% due 12/01/2022		4,100	3,782
Sequa Corp.
7.000% due 12/15/2017		3,148	2,810
UAL Pass-Through Trust
10.400% due 05/01/2018		1,493	1,651
UCP, Inc.
8.500% due 10/21/2017		2,000	2,011
Westmoreland Coal Co.
8.750% due 01/01/2022		6,335	6,287

			78,859

UTILITIES 9.1%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		2,195	2,398
Dynegy Finance, Inc.
6.750% due 11/01/2019		935	963
7.375% due 11/01/2022		890	920
7.625% due 11/01/2024		130	135
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		6,100	4,380
6.000% due 11/27/2023		15,000	11,325
Illinois Power Generating Co.
6.300% due 04/01/2020 (g)		3,035	2,549
7.000% due 04/15/2018		1,700	1,530
7.950% due 06/01/2032		500	427
Northwestern Bell Telephone
7.750% due 05/01/2030 (g)		12,625	14,345
Qwest Corp.
7.200% due 11/10/2026		3,400	3,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Red Oak Power LLC
8.540% due 11/30/2019	$2,061	$2,205
Rosneft Finance S.A.
6.625% due 03/20/2017	3,900	3,666
7.500% due 07/18/2016	5,500	5,383
7.875% due 03/13/2018	500	466

		54,113

Total Corporate Bonds & Notes (Cost $318,689)		313,417

MUNICIPAL BONDS & NOTES 10.1%

CALIFORNIA 2.6%
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	3,000	3,557
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,356
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,214
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	7,500	8,601

		15,728

NEBRASKA 1.3%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,937

NEW JERSEY 0.1%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	400	322

OHIO 5.4%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	27,300	32,212

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	835	638

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	33

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$4,090	$3,520

Total Municipal Bonds & Notes (Cost $48,282)		60,357

U.S. GOVERNMENT AGENCIES 10.9%
Fannie Mae
3.500% due 02/25/2042 - 01/25/2043 (a)	2,964	367
4.000% due 08/25/2042 - 01/25/2043 (a)	23,272	3,021
4.500% due 11/25/2042 (a)	4,404	607
5.197% due 12/25/2042	506	508
5.982% due 11/25/2042 (a)	5,043	1,028
6.082% due 01/25/2040 - 08/25/2041 (a)	7,864	1,112
6.432% due 11/25/2040 - 04/25/2041 (a)	30,921	4,189
9.764% due 06/25/2043	8,785	9,702
11.818% due 06/25/2043	9,294	10,778
Freddie Mac
3.000% due 02/15/2033 (a)	3,544	436
3.500% due 01/15/2043 (a)	4,609	614
4.000% due 11/15/2039 (a)	3,500	381
5.834% due 08/15/2042 (a)	4,311	940
8.267% due 07/15/2039	23,400	24,192
11.548% due 09/15/2035 - 08/15/2043	5,341	5,642
Freddie Mac Strips
3.500% due 12/15/2032 (a)	6,990	749
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	4,052	373
4.000% due 03/20/2042 - 10/20/2042 (a)	3,974	522

Total U.S. Government Agencies (Cost $68,159)		65,161

MORTGAGE-BACKED SECURITIES 30.9%
Banc of America Alternative Loan Trust
5.500% due 10/25/2033	7,232	7,422
6.000% due 01/25/2036 ^	215	183
6.000% due 07/25/2046 ^	1,062	883
Banc of America Funding Trust
2.969% due 01/20/2047 ^	61	49
6.000% due 08/25/2037 ^	8,257	7,284
BCAP LLC Trust
2.665% due 05/26/2036	618	15
4.416% due 07/26/2037	18,697	16,719
5.255% due 03/26/2037	1,781	608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.947% due 05/26/2037	$1,683	$689
12.441% due 09/26/2036	5,821	4,325
17.351% due 06/26/2036	433	128
Bear Stearns Adjustable Rate Mortgage Trust
2.485% due 10/25/2034	1,729	1,543
Bear Stearns ALT-A Trust
2.641% due 09/25/2035 ^	1,362	1,105
2.952% due 11/25/2036	554	384
Chase Mortgage Finance Trust
2.426% due 12/25/2035 ^	18	17
5.500% due 05/25/2036 ^	81	74
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	218	224
6.000% due 09/25/2037	2,455	2,572
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	4,586	4,001
6.000% due 08/25/2037 ^	1,922	1,507
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	613	572
5.500% due 01/25/2036	1,469	1,315
5.500% due 03/25/2036 ^	220	188
5.652% due 04/25/2036 ^	2,282	1,781
5.750% due 01/25/2035	725	740
5.750% due 02/25/2035	839	828
5.750% due 12/25/2036 ^	1,273	1,029
6.000% due 02/25/2035	670	721
6.000% due 04/25/2036	925	780
6.000% due 04/25/2037 ^	3,205	2,591
6.000% due 05/25/2037 ^	4,151	3,449
6.250% due 11/25/2036 ^	1,361	1,291
6.250% due 12/25/2036 ^	926	775
6.500% due 08/25/2036 ^	841	645
Countrywide Home Loan Mortgage Pass-Through Trust
5.750% due 03/25/2037 ^	1,165	1,066
6.000% due 05/25/2036 ^	838	779
6.000% due 02/25/2037 ^	914	875
6.000% due 03/25/2037 ^	1,308	1,187
6.000% due 07/25/2037	3,938	3,447
6.000% due 09/25/2037 ^	4,269	4,063
6.250% due 09/25/2036 ^	1,364	1,271
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	344	294
6.750% due 08/25/2036 ^	2,463	1,957
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^	1,450	1,262
6.000% due 08/25/2036 ^	2,378	1,996
First Horizon Mortgage Pass-Through Trust
2.577% due 05/25/2037 ^	731	591
2.625% due 11/25/2035 ^	1,760	1,409
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	4,267	2,944

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
2.518% due 03/25/2037 ^	$2,159	$1,697
2.595% due 05/25/2036 ^	3,280	2,693
2.627% due 03/25/2036 ^	3,658	2,931
6.310% due 08/25/2036	2,486	2,011
JPMorgan Mortgage Trust
2.571% due 02/25/2036 ^	898	805
5.002% due 10/25/2035	597	590
5.500% due 04/25/2036	1,147	1,177
5.750% due 01/25/2036 ^	165	155
6.000% due 08/25/2037 ^	407	372
6.500% due 09/25/2035	155	161
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,553	1,269
6.000% due 07/25/2037 ^	2,699	2,471
6.500% due 09/25/2037 ^	5,029	4,360
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	878	755
Merrill Lynch Mortgage Investors Trust
2.787% due 03/25/2036 ^	2,940	2,023
Morgan Stanley Mortgage Loan Trust
4.939% due 05/25/2036 ^	4,527	3,608
New Century Alternative Mortgage Loan Trust
6.173% due 07/25/2036 ^	7,526	5,170
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	30	28
RBSSP Resecuritization Trust
0.328% due 02/26/2047	8,236	6,714
Residential Accredit Loans, Inc. Trust
3.375% due 12/26/2034	2,451	2,102
5.750% due 01/25/2034	8,833	9,150
6.000% due 06/25/2036 ^	1,933	1,606
6.000% due 08/25/2036 ^	644	546
6.000% due 12/25/2036 ^	1,338	1,108
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	1,995	1,677
6.000% due 02/25/2036	1,093	870
6.000% due 09/25/2036 ^	813	574
6.000% due 03/25/2037 ^	2,394	1,734
6.000% due 05/25/2037 ^	2,952	2,627
6.000% due 07/25/2037 ^	2,111	1,569
6.250% due 09/25/2037 ^	3,587	2,597
Residential Funding Mortgage Securities, Inc. Trust
3.378% due 09/25/2035	2,805	2,511
3.662% due 08/25/2036 ^	3,066	2,685
6.250% due 08/25/2036 ^	1,460	1,332
Structured Adjustable Rate Mortgage Loan Trust
2.405% due 11/25/2036 ^	4,649	3,810
4.847% due 05/25/2036 ^	3,703	2,890
5.025% due 01/25/2036 ^	4,003	3,027
5.337% due 07/25/2036 ^	1,176	1,010
Suntrust Adjustable Rate Mortgage Loan Trust
2.569% due 02/25/2037 ^	561	489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
4.434% due 02/25/2037 ^		$1,190	$1,090
4.568% due 07/25/2037 ^		2,048	1,915
4.582% due 05/25/2037		2,858	2,741
6.047% due 10/25/2036 ^		1,650	1,401
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037 ^		1,424	1,347
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^		676	642
2.612% due 07/25/2036 ^		2,290	2,220
5.750% due 03/25/2037 ^		746	724

Total Mortgage-Backed Securities (Cost $173,758)			184,562

ASSET-BACKED SECURITIES 7.1%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		410	343
Countrywide Asset-Backed Certificates
0.308% due 12/25/2046		24,844	18,477
Fremont Home Loan Trust
0.318% due 01/25/2037		18,313	9,436
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,808	1,858
GSAA Home Equity Trust
5.772% due 11/25/2036 ^		2,399	1,444
6.295% due 06/25/2036 ^		1,905	1,153
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.328% due 07/25/2037		3,938	2,268
Lehman XS Trust
5.425% due 06/24/2046		5,918	4,621
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		662	673
Mid-State Trust
6.340% due 10/15/2036		1,475	1,558
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,036	793

Total Asset-Backed Securities (Cost $42,583)			42,624

SOVEREIGN ISSUES 0.7%
Autonomous Community of Valencia
2.509% due 09/03/2017	EUR	2,500	2,858
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	204,000	1,301

Total Sovereign Issues (Cost $4,387)			4,159

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	35

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 6.3%

BANKING & FINANCE 4.7%
Citigroup Capital
7.875% due 10/30/2040	260,000	$6,877
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	16,900	21,194

		28,071

UTILITIES 1.6%
Entergy Texas, Inc.
5.625% due 06/01/2064	360,400	9,532

Total Preferred Securities (Cost $34,974)		37,603

SHORT-TERM INSTRUMENTS 11.6%

REPURCHASE AGREEMENTS (f) 7.7%
		45,758

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.101% due 04/29/2015	$600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 3.8%
0.048% due 03/05/2015 - 05/28/2015 (d)(i)(k)	$22,614	$22,612

Total Short-Term Instruments (Cost $68,970)		68,970

Total Investments in Securities (Cost $764,626)		781,782

Total Investments 130.9% (Cost $764,626)		$781,782

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(2,261))		(224)

Preferred Shares, at Liquidation Value (15.5%)		(92,450)

Other Assets and Liabilities, net (15.4%)		(91,655)

Net Assets Applicable to Common Shareholders 100.0%		$597,453

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.120%	01/30/2015	02/02/2015	$3,100	Freddie Mac 4.000% due 03/01/2043	$(3,215)	$3,100	$3,100
MSC	0.120%	01/30/2015	02/02/2015	10,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(10,967)	10,700	10,700

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.110%	01/30/2015	02/02/2015	$9,600	U.S. Treasury Notes 3.375% due 11/15/2019	$(9,873)	$9,600	$9,600
	0.120%	01/30/2015	02/02/2015	6,000	Fannie Mae 1.900% due 11/25/2019	(6,163)	6,000	6,000
SAL	0.110%	01/30/2015	02/02/2015	11,100	U.S. Treasury Notes 2.375% due 08/15/2024	(11,355)	11,100	11,100
SSB	0.000%	01/30/2015	02/02/2015	5,258	Fannie Mae 2.260% due 10/17/2022	(5,368)	5,258	5,258

Total Repurchase Agreements						$(46,941)	$45,758	$45,758

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(2.000%)	01/26/2015	01/23/2017	$2,019	$(2,018)
BPG	0.420%	01/15/2015	04/15/2015	(13,291)	(13,294)
RDR	0.420%	11/05/2014	02/05/2015	(16,963)	(16,981)
UBS	0.370%	01/16/2015	04/16/2015	(6,565)	(6,566)
	0.500%	11/28/2014	02/02/2015	(6,110)	(6,116)
	0.550%	12/05/2014	02/06/2015	(7,069)	(7,075)
	0.600%	12/01/2014	02/02/2015	(12,209)	(12,222)
	0.600%	12/08/2014	03/06/2015	(9,523)	(9,532)
	0.600%	12/09/2014	03/10/2015	(15,488)	(15,502)

Total Reverse Repurchase Agreements					$(89,306)

(2)	The average amount of borrowings outstanding during the period ended January 31, 2015 was $35,047 at a weighted average interest rate of 0.511%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of January 31, 2015:

(g)	Securities with an aggregate market value of $96,482 and cash of $280 have been pledged as collateral under the terms of the following master agreements as of January 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(2,018)	$0	$0	$(2,018)	$2,100	$82
BPG	0	(13,294)	0	0	(13,294)	13,985	691
GSC	3,100	0	0	0	3,100	(3,215)	(115)
JPS	15,600	0	0	0	15,600	(16,036)	(436)
MSC	10,700	0	0	0	10,700	(10,967)	(267)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	37

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
RDR	$0	$(16,981)	$0	$0	$(16,981)	$17,914	$2,933
SAL	11,100	0	0	0	11,100	(11,355)	(255)
SSB	5,258	0	0	0	5,258	(5,368)	(110)
UBS	0	(57,013)	0	0	(57,013)	61,802	4,789

Total Borrowings and Other Financing Transactions	$45,758	$(89,306)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	$	275,000	$9,316	$5,718	$915	$0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		34,300	1,575	872	134	0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		230,900	(76,366)	(59,699)	0	(4,000)
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		236,000	72,019	79,718	4,069	0
Receive	3-Month USD-LIBOR	3.500%	06/17/2045		65,400	(19,317)	(17,138)	0	(1,152)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		94,900	(22,583)	(13,195)	0	(1,619)
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	12,900	253	60	85	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		8,100	397	196	98	0

						$(34,706)	$(3,468)	$5,301	$(6,771)

Total Swap Agreements						$(34,706)	$(3,468)	$5,301	$(6,771)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2015:

(i)	Securities with an aggregate market value of $18,918 and cash of $3,066 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,301	$5,301	$0	$0	$(6,771)	$(6,771)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2015		BRL	614	$		237	$ 8	$ 0
	02/2015		GBP	11,540			18,028	647	0
	02/2015	$		231		BRL	614	0	(2)
	03/2015		EUR	184	$		207	0	(1)
	03/2015	$		235		BRL	614	0	(8)
	04/2015		BRL	2,005	$		748	13	0
	06/2015		EUR	691			940	158	0
	06/2015	$		101		EUR	77	0	(14)
	07/2015		BRL	1,814	$		656	8	0
	06/2016		EUR	1,940			2,656	441	0
	06/2016	$		113		EUR	84	0	(17)

BPS	06/2015		EUR	316	$		429	71	0

BRC	06/2015			397			539	90	0
	06/2015	$		170		EUR	129	0	(24)
	06/2016		EUR	368	$		506	86	0

CBK	02/2015			21,672			26,569	2,079	0
	03/2015		GBP	40			60	0	0
	03/2015		JPY	7,059			60	0	0
	06/2015		EUR	340			465	80	0
	06/2015	$		139		EUR	105	0	(20)

DUB	02/2015		AUD	149	$		120	4	0
	02/2015		BRL	4,302			1,616	13	0
	02/2015		EUR	104			120	3	0
	02/2015	$		1,626		BRL	4,302	0	(23)
	03/2015		GBP	40	$		61	0	0
	06/2015	$		511		EUR	393	0	(66)
	07/2015		BRL	41,739	$		15,385	480	0
	06/2016		EUR	205			281	47	0
	06/2016	$		23		EUR	17	0	(4)

FBF	02/2015			1,395		JPY	164,600	7	0
	03/2015		JPY	164,600	$		1,395	0	(7)
	04/2015		EUR	8,667			11,750	1,950	0
	06/2015			575			780	130	0
	07/2015		BRL	41,459			15,189	384	0

GLM	02/2015			1,414			543	16	0
	02/2015		EUR	152			179	8	0
	02/2015	$		531		BRL	1,414	0	(4)
	02/2015			530		EUR	457	0	(13)
	06/2015			770			579	0	(115)
	07/2015		BRL	36,986	$		13,486	279	0

HUS	02/2015			147,842			57,348	2,249	0
	02/2015	$		55,532		BRL	147,842	0	(434)
	02/2015			24,416		EUR	21,470	0	(155)
	03/2015		EUR	21,470	$		24,422	155	0
	03/2015	$		56,926		BRL	147,842	0	(2,255)

JPM	02/2015		BRL	149,870	$		56,293	439	0
	02/2015		JPY	164,600			1,407	5	0
	02/2015	$		58,340		BRL	149,870	0	(2,486)
	07/2015		BRL	33,175	$		12,206	359	0

MSB	02/2015			4,302			1,616	12	0
	02/2015	$		1,616		BRL	4,302	0	(13)

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	39

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015	$		17,405		GBP	11,540	$0	$(23)
	03/2015		EUR	191	$		215	0	(1)
	03/2015	$		1,603		BRL	4,302	0	(13)
	04/2015		GBP	11,540	$		17,397	23	0
	06/2015		EUR	481			659	115	0
	06/2016			516			710	121	0

NAB	06/2015			402			547	92	0
	06/2016			1,123			1,542	260	0
	07/2016			70			94	15	0

UAG	06/2015	$		304		EUR	231	0	(43)

Total Forward Foreign Currency Contracts								$10,847	$(5,741)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at January 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Novo Banco S.A.	5.000%	12/20/2019	3.425%	EUR	400	$(6)	$39	$33	$0
	Petrobras International Finance Co.	1.000%	12/20/2024	5.739%	$	1,000	(195)	(118)	0	(313)

BRC	Abengoa S.A.	5.000%	12/20/2019	10.314%	EUR	2,000	(423)	36	0	(387)
	Novo Banco S.A.	5.000%	12/20/2019	3.425%		900	(14)	88	74	0

FBF	Abengoa S.A.	5.000%	12/20/2019	10.314%		300	(65)	6	0	(59)

GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.739%	$	1,400	(278)	(160)	0	(438)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	5.600%		900	(74)	(92)	0	(166)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.739%		1,700	(353)	(179)	0	(532)

MYC	Petrobras International Finance Co.	1.000%	12/20/2019	5.600%		8,700	(805)	(804)	0	(1,609)

							$(2,213)	$(1,184)	$107	$(3,504)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	12,500	$17	$(33)	$0	$(16)
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		49,000	(47)	(15)	0	(62)
MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021		84,300	74	(181)	0	(107)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		61,900	(92)	(186)	0	(278)

							$(48)	$(415)	$0	$(463)

Total Swap Agreements							$(2,261)	$(1,599)	$107	$(3,967)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of January 31, 2015:

(k)	Securities with an aggregate market value of $3,395 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$1,275	$0	$0	$1,275	$(42)	$0	$0	$(42)	$1,233	$(1,240)	$(7)
BPS	71	0	33	104	0	0	(329)	(329)	(225)	0	(225)
BRC	176	0	74	250	(24)	0	(387)	(411)	(161)	190	29
CBK	2,159	0	0	2,159	(20)	0	(62)	(82)	2,077	(1,980)	97
DUB	547	0	0	547	(93)	0	0	(93)	454	0	454
FBF	2,471	0	0	2,471	(7)	0	(59)	(66)	2,405	(1,790)	615
GLM	303	0	0	303	(132)	0	0	(132)	171	401	572
GST	0	0	0	0	0	0	(438)	(438)	(438)	270	(168)
HUS	2,404	0	0	2,404	(2,844)	0	(698)	(3,542)	(1,138)	631	(507)
JPM	803	0	0	803	(2,486)	0	0	(2,486)	(1,683)	491	(1,192)
MSB	271	0	0	271	(50)	0	0	(50)	221	(180)	41
MYC	0	0	0	0	0	0	(1,716)	(1,716)	(1,716)	802	(914)
NAB	367	0	0	367	0	0	0	0	367	(270)	97
UAG	0	0	0	0	(43)	0	(278)	(321)	(321)	270	(51)

Total Over the Counter	$10,847	$0	$107	$10,954	$(5,741)	$0	$(3,967)	$(9,708)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	41

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5,301	$5,301

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,847	$0	$10,847
Swap Agreements	0	107	0	0	0	107

	$0	$107	$0	$10,847	$0	$10,954

	$0	$107	$0	$10,847	$5,301	$16,255

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6,771	$6,771

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,741	$0	$5,741
Swap Agreements	0	3,504	0	0	463	3,967

	$0	$3,504	$0	$5,741	$463	$9,708

	$0	$3,504	$0	$5,741	$7,234	$16,479

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(29,478)	$(29,478)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,493	$0	$4,493
Swap Agreements	0	35	0	0	18,318	18,353

	$0	$35	$0	$4,493	$18,318	$22,846

	$0	$35	$0	$4,493	$(11,160)	$(6,632)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(13,085)	$(13,085)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,665	$0	$4,665
Swap Agreements	0	(1,183)	0	0	(7,822)	(9,005)

	$0	$(1,183)	$0	$4,665	$(7,822)	$(4,340)

	$0	$(1,183)	$0	$4,665	$(20,907)	$(17,425)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

January 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,929	$0	$4,929
Corporate Bonds & Notes
Banking & Finance	0	174,605	5,840	180,445
Industrials	8,178	67,019	3,662	78,859
Utilities	0	51,715	2,398	54,113
Municipal Bonds & Notes
California	0	15,728	0	15,728
Nebraska	0	7,937	0	7,937
New Jersey	0	322	0	322
Ohio	0	32,212	0	32,212
Virginia	0	638	0	638
West Virginia	0	3,520	0	3,520
U.S. Government Agencies	0	65,161	0	65,161
Mortgage-Backed Securities	0	184,562	0	184,562
Asset-Backed Securities	0	42,624	0	42,624
Sovereign Issues	0	4,159	0	4,159
Preferred Securities
Banking & Finance	6,877	21,194	0	28,071
Utilities	9,532	0	0	9,532
Short-Term Instruments
Repurchase Agreements	0	45,758	0	45,758
Short-Term Notes	0	600	0	600
U.S. Treasury Bills	0	22,612	0	22,612

Total Investments	$24,587	$745,295	$11,900	$781,782

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,301	0	5,301
Over the counter	0	10,954	0	10,954
	$0	$16,255	$0	$16,255

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,771)	0	(6,771)
Over the counter	0	(9,708)	0	(9,708)
	$0	$(16,479)	$0	$(16,479)

Totals	$24,587	$745,071	$11,900	$781,558

There were assets and liabilities valued at $9,533 transferred from Level 2 to Level 1 during the period ended January 31, 2015. There were no significant assets and liabilities transferred from Level 1 to Level 2 during the period ended January 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	JANUARY 31, 2015	43

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(Unaudited)

January 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2015:

Category and Subcategory	Beginning Balance at 07/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,261	$0	$(54)	$1	$1	$631	$0	$0	$5,840	$634
Industrials	2,076	1,992	(349)	(20)	(34)	(3)	0	0	3,662	7
Utilities	2,448	0	0	(1)	0	(49)	0	0	2,398	(49)
Mortgage-Backed Securities	42,379	(42,410)	0	0	0	31	0	0	0	0

Totals	$52,164	$(40,418)	$(403)	$(20)	$(33)	$610	$0	$0	$11,900	$592

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,840	Benchmark Pricing	Base Price	115.40
Industrials	2,011	Benchmark Pricing	Base Price	100.00
	1,651	Third Party Vendor	Broker Quote	110.56
Utilities	2,398	Third Party Vendor	Broker Quote	109.26

Total	$11,900

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2015 may be due to an investment no longer held or categorized as level 3 at period end.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

January 31, 2015

1. ORGANIZATION

PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, (each a “Fund” and collectively the “Funds”) commenced operations on August 29, 2003 and October 29, 2004, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund is classified and managed as a diversified Fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

Each Fund has authorized an unlimited number of common shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion features are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a

SEMIANNUAL REPORT	JANUARY 31, 2015	45

Notes to Financial Statements (Cont.)

result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions—Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

46	PIMCO CLOSED-END FUNDS

(Unaudited)

January 31, 2015

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees/Directors (the “Board”) of each Fund. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as

SEMIANNUAL REPORT	JANUARY 31, 2015	47

Notes to Financial Statements (Cont.)

required by a Fund’s valuation policies, determine in good faith the fair value of a Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

48	PIMCO CLOSED-END FUNDS

(Unaudited)

January 31, 2015

measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. Government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

SEMIANNUAL REPORT	JANUARY 31, 2015	49

Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask

50	PIMCO CLOSED-END FUNDS

(Unaudited)

January 31, 2015

spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations

SEMIANNUAL REPORT	JANUARY 31, 2015	51

Notes to Financial Statements (Cont.)

in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of January 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in

52	PIMCO CLOSED-END FUNDS

(Unaudited)

January 31, 2015

mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at a Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of

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interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To attempt to mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as set forth in the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade confirmation, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or

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underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party

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Notes to Financial Statements (Cont.)

for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

(c) Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund may, but is not required to, elect to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity, and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the

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sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities it holds for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

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Notes to Financial Statements (Cont.)

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular counterparty organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario, further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected

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Notes to Financial Statements (Cont.)

counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Funds with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party services providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.86% and 0.83% of the average weekly total managed assets for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, respectively. Total managed assets refer to the total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For these purposes “borrowings” includes amounts of leverage attributable to such instruments as reverse repurchase agreements. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to January 31, 2015 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II were $1,361,687 and $2,616,138, respectively.

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Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 0.75% of the average weekly total managed assets for each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from August 1, 2014 to the close of business on September 5, 2014 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II were $297,621 and $597,312, respectively.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at

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Notes to Financial Statements (Cont.)

the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz- Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

64	PIMCO CLOSED-END FUNDS

(Unaudited)

January 31, 2015

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended January 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Income Strategy Fund	$47,082	$27,501
PIMCO Income Strategy Fund II	89,223	30,760

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Income Strategy Fund	$20,173	$66,950	$110,517	$62,514
PIMCO Income Strategy Fund II	0	0	295,712	213,240

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JANUARY 31, 2015	65

Notes to Financial Statements (Cont.)

12. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended January 31, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of January 31, 2015

PIMCO Income Strategy Fund
Series T	766	1.387%	1.369%	1.387%
Series W	699	1.387%	1.368%	1.387%
Series TH	586	1.387%	1.367%	1.387%

PIMCO Income Strategy Fund II
Series M	721	1.385%	1.368%	1.384%
Series T	881	1.387%	1.369%	1.387%
Series W	671	1.387%	1.368%	1.387%
Series TH	753	1.387%	1.367%	1.387%
Series F	672	1.385%	1.369%	1.385%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of a Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of such Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to the higher of 7-Day USD London Interbank Offered Rate (“LIBOR”) multiplied by 150% or the 7-Day USD LIBOR plus 1.25%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

66	PIMCO CLOSED-END FUNDS

(Unaudited)

January 31, 2015

On September 19, 2014, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 90% of the ARPS’ per share liquidation preference of $25,000 (or $22,500 per share) and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer” and, together, the “Tender Offers”). In addition, each tendering ARPS holder received one non-transferrable contingent payment right, less any applicable holding taxes and without interest. The contingent payment right represents a non-transferrable contractual right of any ARPS holder who participates in a Tender Offer to receive an additional payment from a Fund if such Fund completes an additional Tender Offer for its ARPS or a voluntary redemption of its ARPS during the three-hundred and sixty-five (365) calendar days following the expiration date of the Tender Offer, and such subsequent Tender Offer or voluntary redemption is for a price per ARPS that is greater than 90% of the ARPS’ liquidation preference. The additional payment would be equal to the number of ARPS accepted for payment in such Fund’s Tender Offer multiplied by the price differential per share between the price received in the Tender Offer and the price of such subsequent Tender Offer or voluntary redemption by such Fund.

On October 31, 2014, the Funds announced the expiration and results of the Tender Offers. PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II accepted for payment 1,108 and 2,742 ARPS, respectively, which represent approximately 35% and 43%, respectively, of their outstanding ARPS. The ARPS of the Funds that were not tendered remain outstanding.

Details of the number of ARPS tendered and not withdrawn per series for the six months ended January 31, 2015 are provided in the table below:

Fund Name	Number of ARPS Tendered	Value of ARPS Tendered	Number of ARPS Outstanding After Tender Offer

PIMCO Income Strategy Fund
Series T	287	$6,457,500	766
Series W	354	7,965,000	699
Series TH	467	10,507,500	586

PIMCO Income Strategy Fund II
Series M	567	$12,757,500	721
Series T	407	9,157,500	881
Series W	617	13,882,500	671
Series TH	535	12,037,500	753
Series F	616	13,860,000	672

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	JANUARY 31, 2015	67

Notes to Financial Statements (Cont.)

(Unaudited)

January 31, 2015

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of January 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Income Strategy Fund	$382,974	$21,289	$(13,264)	$8,025
PIMCO Income Strategy Fund II	764,630	42,701	(25,549)	17,152

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 2, 2015, the following distributions were declared to common shareholders payable March 2, 2015, to shareholders of record on February 12, 2015.

PIMCO Income Strategy Fund	$0.09 per common share
PIMCO Income Strategy Fund II	$0.08 per common share

On March 2, 2015, the following distributions were declared to common shareholders payable April 1, 2015, to shareholders of record on March 12, 2015.

PIMCO Income Strategy Fund	$0.09 per common share
PIMCO Income Strategy Fund II	$0.08 per common share

There were no other subsequent events identified that require recognition or disclosure.

68	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate

SEMIANNUAL REPORT	JANUARY 31, 2015	69

Changes to Boards of Trustees/Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class III Trustee of PIMCO Income Strategy Fund and a Class I Trustee of PIMCO Income Strategy Fund II.

Effective September 17, 2014, Alan Rappaport was appointed as a Class II Trustee of PIMCO Income Strategy Fund.

Effective November 6, 2014, Marti P. Murray and Alan B. Miller resigned as Trustees of each Fund.

Effective December 16, 2014, Hans. W. Kertess and Deborah A. DeCotis, currently a Class I and Class II Trustee of PIMCO Income Strategy Fund, respectively, were appointed as Trustees to be elected by preferred shareholders of the Fund voting as a separate class (“Preferred Share Trustees”) to fill the vacancies on the Board of Trustees of the Fund created by the respective resignations of Alan B. Miller and Marti P. Murray.

Effective December 16, 2014, Bradford K. Gallagher and William B. Ogden IV, currently a Class II and Class I Trustee of PIMCO Income Strategy Fund II, respectively, were appointed as Preferred Share Trustees of the Fund to fill the vacancies on the Board of Trustees of the Fund created by the respective resignations of Alan B. Miller and Marti P. Murray.

Changes to Portfolio Managers

Effective as of September 26, 2014, Alfred Murata and Mohit Mittal replaced William Gross as portfolio managers for the Funds.

Mr. Murata is a managing director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Mittal is a managing director and portfolio manager in PIMCO’s Newport Beach office. He manages investment grade credit and unconstrained bond portfolios and is the current chair for the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007. He has 7 years of investment experience and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

70	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective January 16, 2015, each Fund amended an existing non-fundamental investment policy, such that each Fund (i) will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by Standard & Poor’s Financial Services, LLC (“S&P”) and Fitch, Inc. and Caa1 or lower by Moody’s Investors Services Inc. (“Moody’s”), or that are unrated but determined by PIMCO to be of comparable quality, and (ii) may invest without limitation in mortgage-related and other asset-backed securities regardless of rating. Prior to the amendment, each Fund could not invest more than 20% of its total assets in securities that, at the time of purchase, were rated CCC/Caa or lower by each agency rating the security, or were unrated but were judged by PIMCO to be of comparable quality, with no exception for mortgage-related and other asset-backed securities.

Effective December 22, 2014, each Fund amended an existing non-fundamental investment policy, such that the Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, each Fund could invest up to 25% of its total assets in securities and instruments economically tied to emerging market countries and this limit did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, each Fund adopted a non-fundamental investment policy permitting the Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in the Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

In addition, each Fund has adopted the following investment policy:

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policies described above:

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of a Fund’s common shares or common share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are

SEMIANNUAL REPORT	JANUARY 31, 2015	71

Investment Strategy Updates (Cont.)

generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of a particular security. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Under the policies, a Fund may invest in securities rated in the lower rating categories (Caa1 or lower by Moody’s or CCC or lower by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. For these securities, the risks associated with below investment grade instruments are more pronounced. A Fund may also purchase defaulted or stressed securities, which involve heightened risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in below investment grade and mortgage-related and other asset-backed securities may involve particularly high levels of risk.

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars

72	PIMCO CLOSED-END FUNDS

(Unaudited)

(i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

SEMIANNUAL REPORT	JANUARY 31, 2015	73

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

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CEF4007SAR_013115

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By:	/s/ PETER G. STRELOW
Peter G. Strelow President, Principal Executive Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President, Principal Executive Officer

Date: March 31, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau Treasurer, Principal Financial & Accounting Officer

Date: March 31, 2015